SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2006

Vita Food Products, Inc.
(Exact name of registrant as specified in its charter)

Nevada	1-12599	36-3171548
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2222 West Lake Street Chicago, Illinois	60612
(Address of principal executive offices)	(Zip Code)

(312)738-4500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              Entry into a Material Definitive Agreement.

On May 2, 2006, Vita Food Products, Inc. (the “Company”) entered into a Licensing Agreement (the “Agreement”) with Anheuser-Busch. Pursuant to the Agreement, the Company will create and have exclusive distribution rights with respect to a new line of Budweiser-branded barbecue sauces. The provisions of the Agreement are entirely confidential as specifically provided in the Agreement.

A copy of the joint press release issued by the Company and Anheuser-Busch to announce the Agreement is attached to this Form 8-K as Exhibit 99.1.

ITEM 9.01              Financial Statements and Exhibits.

(a)             Financial statements of businesses acquired.

Not      applicable.

(b)            Pro forma financial information.

Not      applicable.

(d)            Exhibits.

See       exhibit index attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITA FOOD PRODUCTS, INC

Date:	May 2, 2006	By:	/s/Stephen D. Rubin
Stephen D. Rubin
President
(Principal Executive Officer)

Date:	May 2, 2006	By:	/s/Clifford K. Bolen
Clifford K. Bolen
Chief Operating Officer and Chief
Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Document
99.1	Press release dated May 8, 2006